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                                                                    EXHIBIT 10.9

[WFS FINANCIAL(R) LOGO]                              DATA ENTRY FAX 888.937.4211

                        DIRECT CONSUMER LOAN APPLICATION

You may apply for a loan in your name alone, regardless of your marital status. If you are married, but your spouse is not applying for the loan with you, please carefully read the following instructions: a) You do not have to give information on your spouse if you base your application only on your separate property or income from it. b) If you include community property (such as your salary or that of your spouse), you must complete information on your spouse.

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PURPOSE OF LOAN - FOR INTERNAL USE ONLY (REQUIRED FIELD - MUST BE COMPLETED)
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
1. [ ] RBC Refinance (DAUTO) [ ] Westfin Refinance (DUNS 8400) [ ] ARC Refinance (DUNS 8300)   RBC # CreditRevue [ ] B or [ ] C
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2. [ ] NBC Refinance, Pre-approval, Lease Buyout, or Private Party Purchase                    RBC # 824, CreditRevue B
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

[ ] Individual Loan                                [ ] Joint                [ ] Cosigner (use separate application for cosigner)

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Amount Requested                                                 Term
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
APPLICANT
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                                                                                                                   Birthdate
First Name                              MI                       Last Name                   [ ] Jr. / [ ] Sr.     Month  Day  Year
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Driver's License Number                 Social Security Number                               Number of Dependents  Home Phone
                                                                                                                   ( )
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Current Street Address                  City                                 State           Zip                   How Long?
                                                                                                                   Years  Months
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Previous Street Address                 City                                 State           Zip                   How Long?
                                                                                                                   Years  Months
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Current Employer                        City                                 State           Zip                   How Long?
                                                                                                                   Years  Months
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Current Position                                                                                                   Business Phone
                                                                                                                   ( )
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Previous Employer                       Previous Position                                                          How Long?
                                                                                                                   Years  Months
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Gross Monthly Income From Employment*........................................................................      $
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Source of Other Income
                                        Amount of other monthly income.......................................      $
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                                                                                             Total monthly income  $
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

*Income from alimony, child support, or maintenance payments need not be disclosed if applicant does not choose to rely on such income in applying for credit.

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CO-APPLICANT
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
First                              MI                       Last Name                                            Birthdate
                                                                                     [ ] Jr. / [ ] Sr.           Month  Day  Year
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Check One: [ ] Married             Driver's License Number  Social Security Number   Number of Dependents        Home Phone
           [ ] Unmarried
           [ ] Separated                                                                                         ( )
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Current Street Address             City                     State                    Zip                         How Long?
                                                                                                                 Years  Months
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Previous Street Address            City                     State                    Zip                         How Long?
                                                                                                                 Years  Months
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Current Employer                   City                     State                    Zip                         How Long?
                                                                                                                 Years  Months
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Current Position                                                                                                 Business Phone
                                                                                                                 ( )
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Previous Employer                  Previous Position                                                             How Long?
                                                                                                                 Years  Months
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Gross Monthly Income From Employment*.......................................................................     $
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Source of Other Income
                                   Amount of other monthly income...........................................     $
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                                                                                     Total monthly income        $
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

*Income from alimony, child support, or maintenance payments need not be disclosed if applicant does not choose to rely on such income in applying for credit.

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RENT/MORTGAGE
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
[ ] Mortgage            [ ] Living with Parents  1st Mortgage Payment  2nd  Mortgage Payment    Total Mortgage Payments or Rent
[ ] Own (paid in full)  [ ] Other                $                     $                        $
[ ] Rent                                         Lender Name:          Lender Name:
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

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VEHICLE INFORMATION
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
Vehicle Year            [ ] New [ ] Used         Make                                   Model                          Mileage
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VIN Number
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Insurance Company:                                       Insurance Company Phone #:             Insurance Policy #:
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

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TRADE IN INFORMATION
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
Vehicle Year            Make                     Model                 Mileage                   Financed With:
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

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PERSONAL REFERENCES
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
Name and Address of Nearest Relative Not Living with You                        Relationship            Phone Number
                                                                                                        ( )
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Name and Address of Personal Reference                                          Relationship            Phone Number
                                                                                                        ( )
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Name and Address of Personal Reference                                          Relationship            Phone Number
                                                                                                        ( )
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Name and Address of Personal Reference                                          Relationship            Phone Number
                                                                                                        ( )
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

All of the above information is correct and complete. I understand that you will be relying on this information in deciding whether to extend the credit to me. You may check my credit and employment history, the above information, or obtain other information from any source you choose and reverify it from time to time. I agree that this application shall remain your property, whether or not credit is granted. Credit Reports may be obtained in connection with my application. Upon request, I will be informed if a credit report was obtained, if so, you will provide the name and address of the credit reporting agency that furnished the report. You may furnish to others information about my credit and account experience with you. I agree to be bound by the terms and conditions of the credit extended to me. I agree to notify you if there is a change in my financial condition, or if I change my employment or address. If this application is for a joint account or cosigner, this statement applies to both of us. I authorize WFS Financial to share information on my account with its affiliated and subsidiary companies. I also authorize you to share my credit information with other creditors for the purpose of providing me with the credit I seek to obtain. I will notify you in writing if I do not wish my information to be shared.

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Applicant's Signature              Date                      Co-Applicant's Signature, if applicable           Date
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

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[WFS FINANCIAL(R) LOGO]                              DATA ENTRY FAX 888.937.4211

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date or birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.